EXHIBIT 10.4
                                                                    ------------

CITIZENS BANK OF MASSACHUSETTS                                SECURITY AGREEMENT
--------------------------------------------------------------------------------

     Able Laboratories, Inc., a corporation duly organized under the laws of the State of Delaware with a chief executive office, and principal place of business and mailing address at 6 Hollywood Court, South Plainfield, New Jersey 07080 (hereinafter referred to as "Debtor"), hereby grants to Citizens Bank of Massachusetts, a Massachusetts banking corporation, with a principal place of business at 28 State Street, Boston, Massachusetts 02109 (hereinafter referred to as "Secured Party") a security interest in the property set forth on EXHIBIT "A" annexed hereto (hereinafter referred to as the "Collateral"), to secure the payment and performance of all obligations of Debtor to Secured Party (hereinafter referred to as the "Obligations"). The term "Obligations" shall mean any and all loans, advances and other credit made by Secured Party prior to, on or after the date of this Agreement to or for the account of Debtor, and any and all interest, commissions, obligations, liabilities, indebtedness, charges and expenses now or hereafter chargeable against Debtor by Secured Party or owing by Debtor to Secured Party, whether any of the foregoing are direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, no matter how or when arising and whether under any present or future agreement or instrument between Debtor and Secured Party or otherwise, and the performance and fulfillment by Debtor of all of the terms, conditions, promises, covenants and provisions contained in this Agreement or in any note or notes secured hereby or in any present or future agreement or instrument between Debtor and Secured Party. Without limiting the foregoing, the Obligations of the Debtor to the Secured Party shall include, without limitation, all indebtedness owed by the Debtor to the Secured Party under the a certain non-restoring equipment credit facility described in that certain Credit Agreement dated October 24, 2002 by and between the Secured Party and the Debtor, as amended by that certain First Amendment to Credit Agreement of even date and as further amended from time to time (hereinafter collectively referred to as the "Credit Agreement").

REPRESENTATIONS AND WARRANTIES:

     Debtor hereby represents and warrants to the Secured Party that: (a) Debtor is solvent, is able to pay its debts as they mature, has not within the last four months prior to the date hereof committed any act of bankruptcy, and intends to pay, keep and perform its obligations hereunder; (b) Debtor's exact legal name is as set forth in the first paragraph of this Agreement, except as set forth on EXHIBIT "D" annexed hereto, Debtor has not, during the preceding five (5) years, changed its name, been a party to a merger, or used any other corporate, fictitious or trade name, and Debtor is organized in the state identified in the first paragraph of this Agreement; (c) Debtor has the power to execute, deliver and carry out this Agreement and to incur the Obligations, and has taken all necessary action to authorize the execution, delivery and performance by Debtor of this Agreement and the incurring of the Obligations;
(d) The execution and delivery of this Agreement and compliance by Debtor with any of the terms and provisions of this Agreement or of any of the other agreements or instruments referred to herein, will not, on the date hereof, violate any provision of any applicable existing law or regulation or any writ or decree of any court or governmental instrumentality or of the charter or by-laws of Debtor or any agreement or instrument to which Debtor is a party (except for any such violation as would not be likely to have a material adverse effect on the Debtor's business), and will not result in the creation or imposition of any lien, security interest, charge or encumbrance of any nature whatsoever upon or in any of its assets except as contemplated by this Agreement, and no consent of any other party that has not already been obtained (including stockholders or other equity interest holders of Debtor) and no consent, license, approval or authorization of, or registration or declaration with, any governmental bureau or agency is required in connection with the execution, delivery, performance, validity, and enforceability of this Agreement; (e) Debtor has good and marketable title to the Collateral, and none of the Collateral is subject to any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or title retention or

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

other security agreement or arrangement of any character whatsoever other than those listed on EXHIBIT "B" annexed hereto ("Permitted Encumbrances"), and, to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be the owner of the Collateral free from any adverse liens, security interest or encumbrance except as set forth on EXHIBIT "B"; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (f) Debtor will make punctual payment of all monies and will faithfully and fully keep and perform all of the terms, conditions, covenants, and agreement contained on Debtor's part to be paid, kept, or performed hereunder, and will be bound in all respects as debtor under this Agreement; and will make punctual payment of all monies and will faithfully and fully keep and perform all of the terms, conditions, covenants and agreements on its part to be paid, kept or performed under the terms of any lease or mortgage of the premises where the Collateral is located or is to be located wherein Debtor is lessee or mortgagor, and will promptly notify Secured Party in the event of any default on the part of Debtor or receipt by Debtor of any notice of alleged default under any such lease or mortgage.

COVENANTS:

     Debtor hereby covenants to Secured Party and agrees that:

     1. Except as set forth on EXHIBIT "C": (a) the Collateral will be kept at 6 Hollywood Court, South Plainfield, New Jersey, and Debtor will not remove the Collateral from said location(s) without prior written consent of Secured Party; and (b) Debtor's corporate headquarters is at the address set forth in the first paragraph of this Agreement, and Debtor will immediately notify Secured Party in writing of any change in or discontinuance of Debtor's place or places of business.

     2. If Debtor is a legal entity, Debtor will preserve its legal existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity other than a Subsidiary with the Debtor being the surviving entity , or sell all or substantially all of its assets, without the prior written consent of Secured Party. Debtor will not change the state of its organization, nor change its legal name, without providing Secured Party with thirty (30) days prior written notice.

     3. If any or all of the Collateral is attached to or may be attached to real estate, prior to the perfection of the security interest granted hereby, Debtor will, on demand of Secured Party, use commercially reasonable efforts to furnish the latter with a disclaimer signed by all persons having an interest in the real estate, of any interest in the Collateral which is or may be prior to Secured Party's interest.

     4. Except for Permitted Encumbrances, no financing statement covering any Collateral or any additions, accessions, proceeds or products thereof or thereto is on file in any public office. At the request of Secured Party, Debtor will join with Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code in effect from time to time in the Commonwealth of Massachusetts (hereinafter, the "Uniform Commercial Code") in form satisfactory to Secured Party and will pay the cost of filing and recording the same in all public offices wherever filing and/or recording is deemed by Secured Party to be necessary or desirable. To the extent allowed by the Uniform Commercial Code, as the same may be amended, Debtor authorizes Secured Party to execute one or more financing statements describing the Collateral on Debtor's behalf and to file same, and Debtor will pay the cost of filing and recording the same in all public offices whenever filing and/or recording is deemed by Secured Party to be necessary or desirable.

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     5. Debtor will not sell, exchange or otherwise dispose of the Collateral, or any part thereof or any interest therein without the express written authorization of Secured Party, except for any such sale, exchange or disposition as may occur in the ordinary course of business or to compensate professionals as may be necessary or appropriate. In the event of the sale, exchange or other disposition of the Collateral or any part thereof or any interest therein, other than any sale, exchange or disposition as may occur in the ordinary course of business or to compensate professionals as may be necessary or appropriate, (and no such sale, exchange or other disposition is hereby authorized or consented to), the security interest of Secured Party shall nevertheless continue in said Collateral (including all proceeds, cash and non-cash) notwithstanding said sale, exchange or other disposition; all of said proceeds shall remain Collateral hereunder and shall be transferred and paid over to Secured Party immediately following said sale, exchange, or other disposition and shall be applied at the option of Secured Party either to installments due hereunder or referred to herein in their inverse order of maturity or to the payment of any monies payable under this Agreement, or to any Obligation of Debtor to Secured Party; and the receipt by Secured Party of all or any part of said proceeds shall not be deemed or construed to be an authorization or consent of Secured Party to such sale, exchange or other disposition of said Collateral.

     6. Debtor will have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft and such risks as Secured Party may reasonably require, containing such terms, in such form, and for such periods, and written by such companies as may be satisfactory to Secured Party, such insurance to be payable to Secured Party and Debtor as their interests may appear; each policy of insurance shall have a loss payee endorsement providing:

     a. That loss or damage, if any, under the policy, shall be payable to Secured Party, as secured party, as its interest may appear.

     b. That the insurance as to the interest of Secured Party shall not be invalidated by any act or neglect of the insured or owner of the property described in said policy, nor by any foreclosure, or other proceeding, or notice of sale relating to said property, nor by any change in the title of ownership of said property, nor by the occupation of the premises where the property is located for purposes more hazardous than are permitted by said policy;

     c. That, if the policy is canceled at any time by the insurance carrier, in such case the policy shall continue in force for the benefit of Secured Party for not less than thirty (30) days after written notice of cancellation to Secured Party from the insurance carrier; and

     d. That the policy will not be reduced or canceled at the request of the insured nor will said loss payee endorsement be amended or deleted without thirty (30) days prior written notice to Secured Party from the insurance carrier. Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions; and Secured Party may act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and receiving and endorsing any drafts. Debtor hereby assigns to Secured Party any and all monies which may become due and payable under any policy insuring the Collateral covered by this Security Agreement, including return of unearned premiums, and hereby directs any insurance company issuing any such policy to make payment directly to Secured Party and authorizes Secured Party, at its option,

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     (i) to apply such monies in payment on account of any Obligation hereunder, whether or not due, or
     (ii) to return said funds to Debtor for the purpose of replacement of the Collateral, and
     (iii) to remit any surplus to Debtor.

     7. Other than Permitted Encumbrances, Debtor will keep the Collateral free from any lien, security interest or encumbrance and in good order and repair, and will not waste or destroy the Collateral or any part thereof; Debtor will not use the Collateral in violation of any statute or ordinance; and Secured Party may examine and inspect the Collateral at any time, wherever located; and Debtor will notify Secured Party in the event of loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachments thereof or thereon, or the placing of any lien or liens thereon or generally on the property of Debtor by the United States of America or any federal, state or local governmental agency or authority.

     8. Debtor will pay promptly when due all taxes and assessments upon the Collateral or for its use or operation or upon this Security Agreement or upon any note or notes evidencing the Obligations of this Security Agreement. At its option, in its sole and absolute discretion, Secured Party may discharge taxes, liens, or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral, including but not limited to payments on premises leased by Debtor. Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization. Secured Party may, in its sole and absolute discretion, and without notice to Debtor, make payment of same or any part thereof. Each amount so paid by Secured Party shall be secured by all Collateral held by Secured Party. Nothing herein contained shall obligate Secured Party to make such payment nor shall the making of one or more such payments constitute (i) an agreement on Secured Party's part to take any further or similar action or (ii) a waiver of any default by Debtor under the terms thereof or of this Security Agreement.

     9. From time to time, Debtor will execute, deliver, acknowledge, file, record or register, or cause to be filed, recorded or registered, any and all notices, amendments, statements, certificates, documents or other instruments, and take any and all other action which may be deemed necessary by Secured Party hereunder.

     10. Debtor shall pay: (i) recording and filing fees, incurred by Secured Party in connection with the Obligations; (ii) reasonable counsel fees and expenses (incurred by Secured Party up to and including the date hereof in connection with negotiations regarding and consultation concerning this Agreement or any supplemental agreement, or preparation therefor, or the financing extended thereunder; or; (iii) reasonable counsel fees and expenses hereafter incurred by Secured Party in efforts to collect the Obligations, or in the enforcement of any provisions of this Agreement or protecting, enforcing, increasing or releasing any security held by Secured Party or any Obligation or any provision of this Agreement or any supplemental agreement, or the financing extended thereunder. The Debtor's obligation to pay such reasonable fees and expenses of Secured Party shall exist whether or not proceedings are instituted or legal appearances made in any court on behalf of Secured Party. The Debtor agrees that all such reasonable fees and expenses shall constitute Obligations upon their becoming due.

     11. The Debtor shall furnish to Secured Party the financial information set forth in the Credit Agreement. Upon providing reasonable notice to the Debtor, the Secured Party and its representatives shall be entitled to free and undisturbed access to Debtor's books of account, ledgers and cabinets and may examine and audit the contents thereof and make excerpts therefrom.

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

     12. Debtor will at all times hereafter maintain a standard and modern system of accounting in accordance with generally accepted accounting principles. Debtor shall promptly notify Secured Party of any material adverse change in its financial condition.

     13. At the request of Secured Party, Debtor will furnish Secured Party with proof satisfactory to Secured Party of the payment or deposit of F.I.C.A. and withholding taxes required of Debtor by applicable law. Such proof shall be furnished within five (5) days after the due date established by law for each such payment or deposit. Should Debtor fail to make any such payment or deposit or furnish such proof, Secured Party may, in its sole and absolute discretion, and without notice to Debtor, make payment of the same or any part thereof. Each amount so paid by Secured Party shall be secured by all Collateral held by Secured Party. Nothing herein contained shall obligate Secured Party to make such payment nor shall the making of one or more such payments constitute (i) an agreement on Secured Party's part to take any further or similar action or (ii) a waiver of any default by Debtor under the terms hereof or of any other agreements between Debtor and Secured Party.


DEFAULT PROVISIONS:

     Debtor hereby agrees that:

     14. Until a Default occurs, Debtor may have possession of the Collateral and use it in any lawful manner not inconsistent with this Agreement and not inconsistent with any policy of insurance thereon. If a Default has occurred and is continuing, the Secured Party may transfer any of the Collateral into its name or that of its nominee and may receive the income and any distribution thereon and hold the same as collateral for the Obligations.

     15. Debtor shall be in default under this Agreement, a ("Default") upon the occurrence of an "Event of Default" as defined in the Credit Agreement.

     16. Upon the happening of any Default specified above, Secured Party shall have the right to declare all Obligations immediately due and payable and in addition to its rights hereunder, all of the remedies of a secured party under the Uniform Commercial Code or any other applicable law, and, further, Secured Party may sell and deliver any or all Collateral and any or all other security and collateral held by Secured Party or for Secured Party at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as Secured Party deems advisable, at Secured Party's sole discretion. In the event Debtor commits a breach of any provision of this Agreement, in addition to all other sums due Secured Party, Debtor will pay Secured Party all costs and expenses incurred by Secured Party, in accordance with Section 10 hereof. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Debtor at its address as set forth herein at least five (5) days before the time of sale or other disposition. Secured Party may be the purchaser at any such sale, if it is public, and, in the event Secured Party is the purchaser, Secured Party shall have all the rights of a good faith, bona fide purchaser for value from a secured party after default. The proceeds of sale shall be applied first to all costs and expenses of sale, including reasonable attorneys' fees, and second to the payment (in whatever order Secured Party elects) of all Obligations, and any remaining proceeds shall be applied in accordance with the provisions of Part 5 of Article 9 of the Uniform Commercial Code. Debtor shall remain liable to Secured Party for any deficiency.

     17. Upon Default, Secured Party shall have the right to take possession of its Collateral and to maintain such possession on Debtor's premises or to remove the Collateral or any part thereof to such

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places as it may desire. If Secured Party exercises its right to take possession of its Collateral, Debtor will, upon Secured Party's demand, assemble the Collateral and make it available to Secured Party at a place reasonably convenient to both parties.

     18. No course of dealing between Debtor and Secured Party and no failure to exercise or delay in exercising on the part of Secured Party any right, power or privilege under the terms of this Agreement or under the terms of any other agreements, instruments or other documents between Secured Party and Debtor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege. The rights and remedies provided herein or in any other agreement are cumulative and not exclusive of or in derogation of any rights or remedies provided in and thereof, by law or otherwise.

     19. All rights of Secured Party in, to and under this Agreement and in and to the Collateral shall pass to and may be exercised by any assignee thereof.


AGREEMENTS AND WAIVERS:

     20. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns, and all obligations of Debtor shall bind the successors and assigns of Debtor.

     21. All Collateral described in this Agreement shall remain collateral as security for the performance of all obligations of Debtor under this Agreement until all monies required to be paid under this Agreement have been paid in full and all obligations on the part of Debtor to be paid, kept and performed under this Agreement have been paid, kept and performed. At such time as all monies required to be paid under this Agreement have been paid in full and all obligations on the part of Debtor to be paid, kept and performed under this Agreement have been paid, kept and performed, the Secured Party shall release all liens on the Collateral and terminate all financing statements filed for the benefit of the Secured Party covering the Collateral.

     22. Debtor hereby waives such rights as it may have to notice and/or hearing under any applicable federal or state laws pertaining to the exercise by Secured Party of such rights as the Secured Party may have regarding the right to seek prejudgment remedies and/or deprive Debtor or any Guarantor of or affect the use of or possession or enjoyment of Debtor's property prior to the rendition of a final judgment against the Debtor. The Debtor further waives any right it may have to require Secured Party to provide a bond or other security as a precondition to or in connection with any prejudgment remedy sought by Secured Party, and waives any objection to the issuance of such prejudgment remedy based on any offsets, claims, defenses or counterclaims to any action brought by the Secured Party.

     23. DEBTOR AND SECURED PARTY MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SECURED PARTY TO ACCEPT this AGREEMENT.

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

     24. Debtor hereby agrees that the courts of the Commonwealth of Massachusetts shall have exclusive jurisdiction to hear and determine any claims or disputes between Debtor and Secured Party pertaining directly or indirectly to this Agreement or to any matter arising in connection with this Agreement. Debtor expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in such courts, hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers, may instead be made by registered or certified mail addressed to Debtor at the address set forth herein. Should Debtor fail to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing thereof, it shall be deemed in default and an order and/or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action under this Agreement to enforce the same in any appropriate jurisdiction.

     25. Debtor hereby grants to Secured Party a lien, security interest and a right of setoff as security for all of the Obligations, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Secured Party or any entity under the control of Secured Party, or in transit to any of them. At any time a Default has occurred and is continuing, without demand or notice, Secured Party may set off the same or any part thereof and apply the same to any liability or obligation of Debtor regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE SECURED PARTY TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE DEBTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Secured Party shall not be required to marshal any present or future security for, or guarantees of, the Obligations or to resort to any such security or guarantee in any particular order and the Debtor waives to the fullest extent that it lawfully can, (a) any right it might have to require the Secured Party to pursue any particular remedy before proceeding against the Secured Party and (b) any right to the benefit of, or to direct the application of the proceeds of any collateral until the Obligations are paid in full.

     26. All terms used in this Agreement and in all documents referred to herein and which have been defined in Articles 1, 2 or 9, of the Uniform Commercial Code, shall be interpreted and construed in light of the sections, the definitions, the "official comment," and the definitional and substantive cross-references of the Uniform Commercial Code, as the same may be amended.

     27. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the Commonwealth of Massachusetts, including its conflict of laws principles. This Agreement may not be amended or modified orally and may only be amended or modified in writing signed by both the Secured Party and the Debtor.

     28. All exhibits referred to herein and annexed hereto are hereby incorporated in this Agreement and made a part hereof. All headings herein are for reference only.


              (The remainder of this page is intentionally blank.)




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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered this __ day of February, 2003.

                                                DEBTOR:


Witness:                                        Able Laboratories, Inc.


 /s/Robert Weinstein                            By: /s/Dhananjay G. Wadekar
-------------------------                          -----------------------------
Print Name:  Robert Weinstein                   Name: Dhananjay G. Wadekar
            -------------------------                 --------------------------
                                                Title: President
                                                       -------------------------



                                                SECURED PARTY:
Witness:
                                                Citizens Bank of Massachusetts



                                                By: /s/ Raymond C. Hoefling
                                                    ----------------------------
Print Name:                                     Name: Raymond C. Hoefling
           --------------------                       --------------------------
                                                Title: Vice President
                                                       -------------------------






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                                   EXHIBIT "A"

                                   COLLATERAL
                                   ----------

     This Security Agreement covers the following types (or items) of property:

     All equipment and fixtures, as defined in the Uniform Commercial Code and all machinery, tools, parts, furniture, furnishings, motor vehicles and other personal property, tangible or intangible, presently owned or hereafter acquired by the Debtor, together with additions and accessions thereto and substitutions and replacements therefor, and the products and proceeds (including insurance and condemnation proceeds) thereof;

     All inventory and goods as defined in the Uniform Commercial Code, whether presently owned or hereafter acquired, including, without limitation, all inventory in the possession of others or in transit, all goods held for sale or lease or to be furnished under contracts for service or which have been so furnished, raw materials, work in process, and materials used or consumed or to be used or consumed in the business of the Debtor, and completed and unshipped merchandise, and the products and proceeds (including insurance and condemnation proceeds) of the foregoing;

     All accounts, chattel paper, instruments, documents and general intangibles, as defined in the Uniform Commercial Code, including those now existing and those hereafter arising or coming into existence, and including, without limitation, all rights of payment for goods sold or leased or services rendered, all rights of payment under contracts whether or not currently due or not yet earned by performance and accounts receivable arising or to arise therefrom, and all rights of the Debtor in and to the goods represented thereby including returned and repossessed goods, and all rights the Debtor may have or acquire for securing or enforcing the foregoing, including, without limitation, the rights to reserves, deposits, income tax refunds, chooses in action, judgments or insurance proceeds, and the products and proceeds of all of the foregoing;

     All goodwill, trade secrets, computer programs, customer lists, trade names, trademarks, copyrights, franchises, licenses and patents and the proceeds thereof;

     All books and records relating to the conduct of Debtor's business;

     All deposit accounts maintained by the Debtor with the Secured Party or other bank, trust company, investment firm or fund or any similar institution or organization and the proceeds thereof;

     Any deposits, credits, collateral or property of the Debtor at any time now or hereafter in the possession, custody, or control of the Secured Party or any entity under the control of the Secured Party or any affiliate of the Secured Party or in transit to any of them and the proceeds thereof (the "Deposits and Securities");

     All investment property, including, without limitation, all financial assets, all certificated and uncertificated securities, security entitlements, security accounts, commodity accounts and commodity contracts;

     The Collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9 of the Uniform Commercial Code ("Revised Article 9"): goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit

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

accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Debtor shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party .


















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